                                                                    Exhibit 99.4


                       AMENDMENT NO. 1 TO PLEDGE AGREEMENT



                  THIS AMENDMENT NO. 1, dated as of February 5, 2001 (this "Amendment"), TO PLEDGE AGREEMENT, dated as of January 8, 2001 (the "Pledge Agreement"), made by Mail.com, Inc., a Delaware corporation ("Mail.com"), and World.com, Inc., a Nevada corporation ("World.com"; Mail.com and World.com are collectively referred to herein as the "Pledgor"), in favor of the holders from time to time of Notes referred to below (the "Holders"), and The Clark Estates, Inc., a New York corporation, as collateral agent on behalf of the Holders (the "Collateral Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement (as defined below).


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, Mail.com, among others, has entered into a Note Purchase Agreement, dated as of January 8, 2001, with the Purchasers named therein (the "Note Purchase Agreement") pursuant to which the Purchasers purchased or will purchase up to $15,000,000 Senior Convertible Notes due January 5, 2006 (the "Convertible Notes") issued by Mail.com, Mail.com Business Messaging Services, Inc. and The Allegro Group, Inc.; and

                  WHEREAS, concurrently with the execution and delivery of the Note Purchase Agreement, the Pledgor entered into the Pledge Agreement with the holders of the Convertible Notes and the Collateral Agent; and

                  WHEREAS, India.com, Inc. has entered into a Bridge Funding and Amendment Agreement, dated as of the date hereof, with the Investors named therein (the "Bridge Funding Agreement") pursuant to which the Investors have agreed to purchase up to $5,000,000 Senior Promissory Notes issued by Mail.com (the "Bridge Notes" and, collectively with the Convertible Notes, the "Notes");

                  WHEREAS, the execution and delivery of this Amendment is a condition precedent under the Bridge Funding Agreement to the Investors' obligations to purchase the Bridge Notes;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Investors to purchase the Bridge Notes, the parties to the Pledge Agreement hereby agree with the Investors as follows:

                  SECTION 1. Amendments to Pledge Agreement. As of the date hereof, the Pledge Agreement is hereby amended as follows:

                  (i) The first whereas clause is deleted and the following whereas clauses are substituted therefore:

                           "WHEREAS, Mail.com, among others, has entered into a Note Purchase Agreement, dated as of January 8, 2001, with the Purchasers of Notes named therein (the "Note Purchase Agreement") pursuant to which the Purchasers purchased or will purchase up to $15,000,000 Senior Convertible Notes due January 5, 2006 (the "Convertible Notes") issued by Mail.com, Mail.com Business Messaging Services, Inc. and The Allegro Group, Inc.;

                           WHEREAS, India.com, Inc., a New Jersey corporation ("India.com"), has entered into a Bridge Funding and Amendment Agreement, dated as of the date hereof, with the Investors named therein (the "Bridge Funding Agreement") pursuant to which the Investors have agreed to purchase up to $5,000,000 Senior Promissory Notes issued by Mail.com (the "Bridge Notes" and, together with the Convertible Notes, the "Notes"); and"

                  (ii) The phrase "and the Bridge Notes" shall be inserted immediately following all references to the Note Purchase Agreement);

                  (iii) The term "Event of Default" shall mean an Event of Default under any of the Notes;

                  (iv) The phrase "in excess of the outstanding Secured Obligations in respect of the Bridge Notes and" shall be inserted immediately following the term "proceeds" in the penultimate sentence of Section 7;

                  (v) The parenthetical "(which shall include India.com)" shall be inserted immediately following the phrase "Majority Holders" in Section 14;

                  (vii) The following notice information shall be added to
Section 15: "India.com, Inc., c/o Mail.com, Inc., 11 Broadway, New York, New York, Attn: Digvijay Singh, Chief Executive Officer"; and

                  (viii) All references to the "Transaction Documents" shall be deemed to include the Bridge Notes.

                  SECTION 2. Governing Law; Severability Terms. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Amendment.

                  SECTION 3. Counterparts.

                  This Amendment may be executed in counterparts, each of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer on the date first above written.


                                  MAIL.COM, INC.


                                  By: /s/ Thomas Murawski
                                      -------------------------------
                                        Thomas Murawski
                                        Chief Executive Officer


                                  WORLD.COM, INC.


                                  By: /s/ Gary Millin
                                      -------------------------------
                                        Gary Millin
                                        Chief Executive Officer

                                  THE CLARK ESTATES, INC., as Collateral Agent on behalf of the Holders


                                  By: /s/ Kevin S. Moore
                                     --------------------------------
                                       Name: Kevin S. Moore
                                       Title: President

                           NATIONAL FEDERATION OF INDEPENDENT BUSINESS
                             EMPLOYEE PENSION TRUST
                           PUBLIC EMPLOYEE RETIREMENT SYSTEM OF IDAHO
                           CITY OF MILFORD PENSION & RETIREMENT FUND
                           CITY OF STAMFORD FIREMEN'S PENSION FUND
                           THE JENIFER ALTMAN FOUNDATION
                           ASPHALT GREEN, INC.
                           DEAN WITTER FOUNDATION
                           LAZAR FOUNDATION
                           ROANOKE COLLEGE
                           A. CAREY ZESIGER
                           ALEXA ZESIGER CARVER
                           BUTLER FAMILY LLC
                           DAVID ZESIGER
                           HBL CHARITABLE UNITRUST
                           ANDREW HEISKELL
                           HELEN HUNT
                           JEANNE L. MORENCY

                           PSYCHOLOGY ASSOCIATES
                           PETER LOORAM
                           MARY C. ANDERSON
                           MURRAY CAPITAL, LLC
                           THE MEEHAN INVESTMENT PARTNERSHIP I, L.P.
                           DOMENIC J. MIZIO
                           MORGAN TRUST CO.OF THE BAHAMAS LTD. AS
                             TRUSTEE U/A/D 11/30/93
                           NICOLA Z. MULLEN
                           SUSAN URIS HALPERN
                           THEEUWES FAMILY TRUST, FELIX THEEUWES TRUSTEE WILLIAM B. LAZAR
                           WELLS FAMILY LLC
                           ALBERT L. ZESIGER
                           BARRIE RAMSAY ZESIGER
                           DONALD AND DAN-THANH DEVIVO
                           JOHN J. & CATHERINE H. KAYOLA
                           WOLFSON INVESTMENT PARTNERS LP

                           By: ZESIGER CAPITAL GROUP, LLC, as attorney in fact

                           By  /s/ Albert Zesiger
                               -----------------------
                           Name:  Albert Zesiger
                           Title: Managing Director

                           FEDERAL PARTNERS, L.P.

                           By: Ninth Floor Corporation, its general partner


                           By: /s/ Kevin S. Moore
                               -----------------------
                           Kevin S. Moore
                           President


                                            INDIA.COM, INC.


                                            By: /s/ Digvijay Singh
                                               ---------------------------------
                                               Digvijay Singh
                                               Chief Executive Officer








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